EXHIBIT 21

Mariner Post-Acute Network Subsidiaries

December 26, 2000

Aid & Assistance, Inc.

Allegis Health and Living Center at Heritage Harbour, L.L.C.

American Geriatric Management Services, Inc.

American Medical Billing Services, Inc.

American Pharmaceutical Services, Inc.

American Rehability Services, Inc.

American-Cal Medical Services, Inc.

Amerra Properties, Inc.

AMS Green Tree, Inc.

AMS Properties, Inc.

APS - Summit Care Pharmacy, L.L.C.

APS Holding Company, Inc.

APS Pharmacy Management, Inc.

Beechwood Heritage Retirement Community, Inc.

Brian Center Health & Rehabilitation/Tampa, Inc.

Brian Center Health & Retirement/Alleghany, Inc.

Brian Center Health & Retirement/Bastian, Inc.

Brian Center Health & Retirement/Wallace, Inc.

Brian Center Management Corporation

Brian Center Nursing Care/Austell, Inc.

Brian Center Nursing Care/Fincastle, Inc.

Brian Center Nursing Care/Hickory, Inc.

Brian Center Nursing Care/Powder Springs, Inc.

Brian Center of Asheboro, Inc.

Brian Center of Central Columbia, Inc.

Bride Brook Nursing & Rehabilitation Center, Inc.

Brightview of Bel Air, LLC

Cambridge Bedford, Inc.

Cambridge East, Inc.

Cambridge North, Inc.

Cambridge South, Inc.

Clintonaire Nursing Home, Inc.

Compass Pharmacy Services of Maryland, Inc.

Compass Pharmacy Services of Texas, Inc.

Compass Pharmacy Services, Inc.

Connerwood Healthcare, Inc.

Cornerstone Health Management Company

Crestmont Health Center, Inc.

Cypress Nursing Facility, Inc.

Devcon Holding Company

EH Acquisition Corp.

EH Acquisition Corp. II

EH Acquisition Corp. III

Evergreen HealthCare Ltd., L.P.

Evergreen Healthcare, Inc.

Frenchtown Nursing Home, Inc.

GC Services, Inc.

GCI Bella Vita, Inc.

GCI Camellia Care Center, Inc.

GCI Colter Village, Inc.

GCI East Valley Medical & Rehabilitation Center, Inc.

Subsidiaries

December 26, 2000

GCI Faith Nursing Home, Inc.

GCI Health Care Centers, Inc.

GCI Indemnity, Inc.

GCI Jolley Acres, Inc.

GCI Palm Court, Inc.

GCI Prince George, Inc.

GCI Rehab, Inc.

GCI Springdale Village, Inc.

GCI Therapies, Inc.

GCI Village Green, Inc.

GCI-Cal Therapies Company

GCI-Wisconsin Properties, Inc.

Global Healthcare Center - Bethesda, L.L.C.

GranCare Home Health Services, Inc.

GranCare of Michigan, Inc.

GranCare of North Carolina, Inc.

GranCare of Northern California, Inc.

GranCare South Carolina, Inc.

GranCare, Inc.

Hawks-Perimeter, Inc.

Heritage Nursing Home, Inc.

Heritage of Louisiana, Inc.

HMI Convalescent Care, Inc.

Hospice Associates of America, Inc.

HostMasters, Inc.

IHS Rehab Partnership, Ltd.

International Health Care Management, Inc.

International X-Ray, Inc.

LC Management Company

LCA Insurance Co. Ltd.

LCA Operational Holding Company

LCR, Inc.

Living Centers - East, Inc.

Living Centers - PHCM, Inc.

Living Centers - Rocky Mountain, Inc.

Living Centers - Southeast Development Corporation

Living Centers - Southeast, Inc.

Living Centers Development Company

Living Centers Holding Company

Living Centers LTCP Development Company

Living Centers of Texas, Inc.

Long Ridge Nursing and Rehabilitation Center, Inc.

Longwood Rehabilitation Center, Inc.

Madonna Nursing Center, Inc.

Mariner - Regency Health Partners, Inc.

Mariner Health at Bonifay, Inc.

Mariner Health Care of Atlantic Shores, Inc.

Mariner Health Care of Deland, Inc.

Mariner Health Care of Fort Wayne, Inc.

Mariner Health Care of Greater Laurel, Inc.

Mariner Health Care of Inverness, Inc.

Mariner Health Care of Lake Worth, Inc.

Mariner Health Care of MacClenny, Inc.

Subsidiaries

December 26, 2000

Mariner Health Care of Metrowest, Inc.

Mariner Health Care of Nashville, Inc.

Mariner Health Care of North Hills, Inc.

Mariner Health Care of Orange City, Inc.

Mariner Health Care of Palm City, Inc.

Mariner Health Care of Pinellas Point, Inc.

Mariner Health Care of Port Orange, Inc.

Mariner Health Care of Southern Connecticut, Inc.

Mariner Health Care of Toledo, Inc.

Mariner Health Care of Tuskawilla, Inc.

Mariner Health Care of West Hills, Inc.

Mariner Health Care, Inc.

Mariner Health Central, Inc.

Mariner Health Group, Inc.

Mariner Health Home Care, Inc.

Mariner Health of Bel Air, LLC

Mariner Health of Florida, Inc.

Mariner Health of Forest Hill, LLC

Mariner Health of Jacksonville, Inc.

Mariner Health of Maryland, Inc.

Mariner Health of Orlando, Inc.

Mariner Health of Palmetto, Inc.

Mariner Health of Seminole County, Inc.

Mariner Health of Tampa, Inc.

Mariner Health Properties IV, LTD.

Mariner Health Properties VI, LTD.

Mariner Health Resources, Inc.

Mariner Healthcare Management Company

Mariner Physician Services, Inc.

Mariner Post-Acute Network, Inc.

Mariner Practice Corporation

Mariner Supply Services, Inc.

MarinerSelect Staffing Solutions, Inc.

Med-Therapy Rehabilitation Services, Inc.

MedRehab of Indiana, Inc.

Medrehab of Louisiana, Inc.

MedRehab of Missouri, Inc.

MedRehab, Inc.

Merrimack Valley Nursing & Rehabilitation Center, Inc.

Methuen Nursing & Rehabilitation Center, Inc.

MHC Rehab Corp.

MHC Transportation, Inc.

Middlebelt Nursing Home, Inc.

Middlebelt-Hope Nursing Home, Inc.

Mystic Nursing & Rehabilitation Center, Inc.

Nan-Dan Corp.

National Health Strategies, Inc.

National Heritage Realty, Inc.

New Hanover/Mariner Health, LLC

Nightingale East Nursing Center, Inc.

Ocean Pharmacy, Inc.

Omega/Indiana Care Corp.

Park Terrace Nursing & Rehabilitation Center, Inc.

Subsidiaries

December 26, 2000

Pendleton Nursing & Rehabilitation Center, Inc.

Pinnacle Care Corporation

Pinnacle Care Corporation of Huntington

Pinnacle Care Corporation of Nashville

Pinnacle Care Corporation of Seneca

Pinnacle Care Corporation of Sumter

Pinnacle Care Corporation of Williams Bay

Pinnacle Care Corporation of Wilmington

Pinnacle Care Management Corporation

Pinnacle Pharmaceutical Services, Inc.

Pinnacle Pharmaceuticals, Inc.

Pinnacle Rehabilitation of Missouri, Inc.

Pinnacle Rehabilitation, Inc.

Prism Care Centers, Inc.

Prism Health Group, Inc.

Prism Home Care Company, Inc.

Prism Home Care, Inc.

Prism Home Health Services, Inc.

Prism Hospital Ventures, Inc.

Prism Rehab Systems, Inc.

Professional Health Care Management, Inc.

Professional Rx Systems, Inc.

Regency Health Care Center of Seminole County, Inc.

Rehability Health Services, Inc.

Renaissance Mental Health Center, Inc.

River Parishes Rehabilitation Center Partnership

Sassaquin Nursing & Rehabilitation Center, Inc.

Seventeenth Street Associates Limited Partnership

St. Anthony Nursing Home, Inc.

Summit Hospital Holdings, Inc.

Summit Hospital of East Georgia, Inc.

Summit Hospital of Southeast Arizona, Inc.

Summit Hospital of Southeast Texas, Inc.

Summit Hospital of Southwest Louisiana, Inc.

Summit Hospital of West Georgia, Inc.

Summit Institute for Pulmonary Medicine and Rehabilitation, Inc.

Summit Institute of Austin, Inc.

Summit Institute of West Monroe, Inc.

Summit Medical Holdings, Ltd.

Summit Medicare Management, Inc.

Tri-State Health Care, Inc.

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